UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21707

PRESIDIO FUNDS

(Exact name of registrant as specified in charter)

726 Lake Street

San Francisco,  CA                                     94118

(Address of principal executive offices)                               (Zip code)

Kevin C. O’Boyle

Presidio Fund

726 Lake Street

San Francisco, CA 94118

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 441-3034

Date of fiscal year end: April 30

Date of reporting period: April 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Presidio Fund

Annual Report

April 30, 2007

PRESIDIO FUNDS

1-800-595-3166

www.presidiofunds.com

May 20, 2007

Dear Shareholder:

This annual shareholder report covers the fiscal year ended April 30, 2007. Please note that the Presidio Fund expects to make its first capital gains distributions by calendar year end 2007. The estimated amount will not be determined until after October 31, 2007. We plan to post the distribution estimates at www.presidiofunds.com at that time.

Performance

Presidio Fund's net asset value on April 30, 2007 was $14.72, representing a 47.20% total return since inception on May 3, 2005, and a 21.39% compounded annual return. By comparison, the Dow Jones Wilshire 5000 index returned 35.13% during this same period; and 16.29% compounded annually. At period end, 91.2% of the Fund's assets were invested in equities, 8.8% in net cash*. Total net assets amounted to $63,696,288.

At April 30 2007, the weighted-average market capitalization of the Fund's equity investments approximated $9.61 billion, while the median market capitalization approximated $1.06 billion. Large cap stocks (>$10 billion market capitalization) comprised approximately 18.5% of Fund assets, mid-cap stocks 21.8% ($1.5 billion-$10 billion market capitalization), and small-cap stocks (<$1.5 billion market capitalization) 51.0%.

With the exception of a dramatic one week pullback that commenced at the end of February, the markets remained strong for the six month period ended April 30, 2007. Presidio Fund's net asset value increased 11.09%, the Dow Jones Wilshire 5000 index increased 9.10%, while the Russell 2000 index increased 6.86%.

For the full fiscal year ended April 30, 2007, Presidio Fund's net asset value increased 13.23%. During this twelve month period, the Dow Jones Wilshire 5000 index increased 14.52%, while the Russell 2000 index increased 7.83%. Large-cap and mid-cap stocks generally outperformed small-cap equities during this twelve month period, accounting for Presidio Fund's slight under-performance of the Dow Jones Wilshire 5000 index.

U.S. economic growth continues to slow. This has led to continued slowing of overall corporate earnings growth. Nevertheless, corporate credit remains readily available on favorable terms, helping to propel the market upward. Private equity firms are taking advantage of favorable credit conditions to pursue more buy-outs at higher prices, while an increasing number of publicly-traded companies are borrowing money to make acquisitions or to repurchase their own shares. Note that mid-cap stocks, in particular, have been major beneficiaries of recent merger & acquisition activity.

We have begun to see the negative impact of tighter credit conditions in the residential mortgage market on activity in the U.S. housing market and on housing prices. It also appears that credit conditions in the commercial real estate mortgage market are now tightening. In the absence of renewed corporate earnings growth acceleration, stocks may come under pressure should the corporate credit market also become more restrictive. We have no particular insight as to when, or even if, the corporate credit market will tighten as well.

Meanwhile, we continue to identify what we believe to be attractive investment opportunities. We research investments on a bottom-up basis. That is, we evaluate each

* Net cash represents cash equivalents and other assets

less liabilities.

2007 Annual Report  1

investment candidate based upon the market forces that impact its business(es) directly, not on the basis of a general macroeconomic thesis. For a variety of reasons, some businesses are positioned to perform better even in a less favorable economic environment, For examples, some businesses operate in markets that are not that economically sensitive, are pursuing secular growth opportunities, or are implementing operating initiatives that have the potential to improve profit margins.

Investment Highlights

Presidio Fund's investments in the healthcare, business services, and basic materials sectors generated the strongest returns during the six month period ended April 30, 2007. Individual notable performers outside of these sectors included Spectralink and Faro Technologies. The only sector of the Fund's portfolio that failed to generate a positive return was retail.

We initiated a small position in Spectralink last summer after the company reported the latest in a long line of disappointing quarterly earnings, and its valuation became very attractive. Spectralink is the dominant supplier of proprietary wireless phone systems for enterprises (think warehouses). The company did not succeed in turning its business around while we owned the stock, but sold out to Polycom at more than a 40% premium to Presidio Fund's average cost basis.

Faro Technologies, now the Fund's largest position, returned 68% during the period as sales growth re-accelerated, profit margins began increasing again, and the company reached a favorable settlement of its principal patent litigation suit. Faro is the leading provider of robotic arms and laser trackers, which measure manufacturing parts and tools to verify that manufacturing variances are within product design specifications. The company believes that 60% of the measurements taken by its products were not done previously. A new CEO, from General Electric, took over from the founding CEO last year. He has successfully resolved a myriad of operating and legal problems during his short tenure. Penetration of Faro's markets remains low, so the company is well-positioned to sustain 20%+ annual sales growth for many years. Operating leverage should enable even higher earnings growth. Even after the recent price increase, we believe that the stock remains attractively valued.

Healthcare investment returns were strong pretty much across the board, assisted by two takeover bids. The equity prices of both Cardiac Science and Zoll Medical increased in response to improved business results and the FDA's temporary removal of their largest competitor from the U.S. market place due to quality control issues with product manufacturing. Omnicell also continued to deliver strong business results. Two small portfolio investments, Kos Pharmaceuticals and MedImmune each were the subject of takeover bids by larger pharmaceutical companies at premiums greater than 50% of previous trading prices. In the case of MedImmune, the buyer (Astra Zeneca) will pay a premium multiple for earnings that will not be realized until at least 2009.

Business services investment returns were driven primarily by the Fund's investments in FTI Consulting, Aftermarket Technologies, and First Data Corporation. We have owned FTI Consulting almost since fund inception. During that time, the stock has appreciated more than 67%, as it has successfully executed its business strategy. While FTI Consulting no longer represents a compelling value, the business outlook remains strong and we continue to hold the position. Aftermarket Technologies reported exceptional operating results in its most recent quarter, and was rewarded with a higher valuation multiple as investors became convinced that its business turnaround is taking hold. First

2007 Annual Report  2

Data Corporation was the subject of a private equity bid at about a 50% premium to our average cost basis. We purchased First Data last autumn, shortly after the company spun out its Western Union subsidiary.

Presidio Fund's basic materials investments performed in line with the portfolio as a whole, with the exception of our recent investment in Willbros Group. This company's stock appreciated 54% after purchase last autumn, driven by the company's announcements that it had completed an equity financing transaction to strengthen its   balance sheet, that it would be able to soon sell a problematic international business   segment without incurring an asset impairment charge, and that business prospects were improving significantly.

Willbros Group is a leading independent engineering and construction contractor, specializing in natural gas pipeline infrastructure work. From 2002-2004, U.S. pipeline construction activity slowed dramatically in the wake of Enron's collapse and major    financial restructurings by other U.S. pipeline companies. This prompted the company to "diworseify" into politically unstable/unfriendly markets such as Nigeria, Venezuela, and Colombia. These diversification efforts resulted in substantial losses and a weakened    balance sheet. In 2005, the U.S. market began to rebound, and it now appears that U.S. pipeline construction activity will accelerate through at least 2008. Meanwhile, the development of oil sands projects in Canada and liquid natural gas facilities and gas pipelines in the Middle East and North Africa, could present Willbros with significant growth opportunities through the end of this decade. With new management, a strengthened balance sheet, and now very limited international market risk; we believe that Willbros will capitalize on its opportunities and generate significant earnings growth.

Governance

Presidio Fund has begun to realize administrative economies of scale. Therefore, the administrative services expense ratio will be reduced from 50 basis points to 40 basis points on all assets in excess of $75 million. This is a change from the previous threshold of $100 million. The Fund is able to leverage expenses at a relatively low asset level in part due to the nature of its relationships with the various discount brokers such as Charles Schwab and Fidelity. We chose to become members of their transaction fee    platforms, under which you, the shareholder, pay a commission to the brokers when you invest in Presidio Fund through their platforms. As a result of this choice, the Fund generally pays these brokers a fixed fee per shareholder for shareholder services rendered, rather than a percentage of assets under management. These economic arrangements are similar to, but somewhat more expensive than, our arrangement with our transfer agent Mutual Shareholder Services. These arrangements will result in lower fund expenses as a percentage of assets as Presidio Fund grows, as well as a more   equitable distribution of these costs. It is only fair that shareholders who utilize the brokers should pay directly for that convenience, rather than be subsidized by shareholders who invest directly through our transfer agent.

In closing, we would like to extend a warm welcome to new Fund shareholders, and thank continuing shareholders for your continued support and trust.

Sincerely,

/s/ Kevin O'Boyle

Kevin O'Boyle

President

2007 Annual Report  3

Presidio Fund

PERFORMANCE INFORMATION

April 30, 2007 NAV $14.72

Average annual total returns for the period ended April 30, 2007

Since

1 Year(A)                    Inception(A)

Presidio Fund                                      13.23%

21.39%

Dow Jones Wilshire 5000 Index(B)

14.52%

            16.29%

(A) 1 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The Inception date of the Presidio Fund was May 3, 2005.

(B) The Dow Jones Wilshire 5000 Index measures the performance of all U.S.-headquartered equity   securities with readily available price data.  Over 5,000 capitalization weighted security returns are used to adjust the index.  The composition of the Dow Jones Wilshire 5000 Index is different from the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.  INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.  RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.  CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.  TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-595-3166.

2007 Annual Report  4

Presidio Fund

*Net Cash represents cash equivalents and other assets less liabilities.

Proxy Voting Guidelines

(Unaudited)

KCO Investments, Inc., the Fund’s Adviser, is responsible for exercising the voting rights   associated with the securities held by the Fund.  A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.presidiofunds.com or is also available without charge, upon request, by calling our toll free number (1-800-595-3166). It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number (1-800-595-3166). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

2007 Annual Report  5

Availability of Quarterly Schedule of Investments

(Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov.  The Fund’s Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Expense Example

(Unaudited)

Shareholders of this Fund incur ongoing costs consisting of management fees and services fees. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on October 31, 2006 and held through April 30, 2007.

The first line of the table below provides information about actual account values and   actual expenses. In order to estimate the expenses a shareholder paid during the period    covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second line of the table below  provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of  investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds'   shareholder reports.

                                                                                                                        Expenses Paid

                                                        Beginning                    Ending                  During the Period*

                                                     Account Value           Account Value          October 31, 2006

                                       October 31, 2006          April 30, 2007            to April 30, 2007

Actual                                   $1,000.00                  $1,110.94                         $7.85

Hypothetical                          $1,000.00                  $1,017.36                         $7.50

(5% annual return

before expenses)

*    Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2007 Annual Report  6

Presidio Fund

		Schedule of Investments
		April 30, 2007

Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS

Agriculture
63,600	UAP Holding Corp.	$ 1,759,812	2.76%

Basic Materials
15,100	Newmont Mining Corp.	629,670	0.99%

Business Services
52,700	Aftermarket Technology Corp. *	1,456,101
23,100	Cardinal Health Inc.	1,615,845
40,400	First Data Corp.	1,308,960
42,800	FTI Consulting Inc. *	1,573,756
83,300	IKON Office Solutions Inc.	1,246,168
30,700	Keystone Automotive Industries Inc. *	1,021,082
111,000	Learning Tree International Inc. *	1,249,860
		9,471,772	14.87%

Capital Goods
19,100	Avid Technology Inc. *	635,075
57,500	FARO Technologies Inc. *	1,838,850
65,000	X-Rite Inc.	813,150
		3,287,075	5.16%

Consumer Durables
30,100	Champion Enterprises Inc. *	309,428	0.49%

Consumer Products
31,000	Carters Inc. *	812,200
48,600	Cott Corp. *	786,834
51,300	Helen of Troy Ltd. *	1,164,510
47,800	Inter Parfums Inc.	1,100,356
41,200	Newell Rubbermaid Inc.	1,263,604
88,800	Playtex Products Inc.*	1,351,536
19,600	The Cooper Companies Inc.	1,001,560
34,300	Treehouse Foods Inc. *	1,033,802
		8,514,402	13.37%

Energy
14,500	Ensco International Inc.	817,510
35,000	Key Energy Services Inc. *	652,750
15,000	Murphy Oil Corp.	831,600
59,200	Willbros Group Inc. *	1,400,672
		3,702,532	5.81%

Healthcare Capital Equipment
46,400	Abaxis Inc. *	1,059,312
98,100	Cardiac Science Corp. *	1,030,050
155,000	Digirad Corp. *	708,350
56,500	Omnicell Inc. *	1,296,110
28,600	ZOLL Medical Corp. *	691,262
		4,785,084	7.51%

Healthcare Products
53,600	Boston Scientific Corp. *	827,584
26,500	CONMED Corp. *	803,480
11,300	MedImmune Inc. *	640,484
		2,271,548	3.57%

Healthcare Services
82,100	eResearchTechnology Inc. *	711,807
23,500	Omnicare Inc.	779,495
		1,491,302	2.34%

Industrial Products
20,900	Rogers Corp. *	947,606
31,200	Zebra Technologies Corp. CL A *	1,241,448
		2,189,054	3.44%

*Non-Income Producing Securities during the period.

The accompanying notes are an integral part of these

financial statements.

2007 Annual Report  7

Presidio Fund

		Schedule of Investments
		April 30, 2007

Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS

Information Technology Service
78,300	Bearingpoint Inc. *	$ 574,722
51,900	Electronic Data Systems Corp.	1,517,556
		2,092,278	3.28%

Insurance and Insurance Brokers
40,000	Marsh & McLennan Companies Inc.	1,270,400
13,200	Mercury General Corp.	714,780
		1,985,180	3.12%

Media
60,000	News Corp. CL A	1,343,400	2.11%

Retail
25,000	Advance Auto Parts Inc.	1,030,000
97,600	Casual Male Retail Group Inc. *	1,123,376
11,800	Jo-Ann Stores Inc. *	353,410
25,200	Family Dollar Stores Inc.	802,368
38,500	Rent-A-Center Inc. *	1,071,840
		4,380,994	6.88%

Software
81,100	Callidus Software Inc. *	678,807
44,700	Compuware Corp. *	441,189
12,900	Fair Isaac Corp.	460,659
29,600	SPSS Inc. *	1,085,136
20,600	Taleo Corp. *	314,150
		2,979,941	4.68%

Technology
44,300	Advanced Analogic Technologies, Inc. *	359,273
67,900	Leadis Technology Inc. *	234,934
36,800	Macrovision Corp. *	893,136
99,700	NetScout Systems Inc. *	820,531
47,600	Power Integrations Inc. *	1,230,460
105,900	Synplicity Inc. *	699,999
		4,238,333	6.65%

Telecommunications Services
30,100	Sprint Nextel Corp.	602,903	0.95%

Telecommunications Equipment
44,800	EMS Technologies Inc.*	841,344	1.31%

Total for Common Stocks (Cost $46,725,579)		56,876,052	89.29%

Exchange Traded Funds
18,300	streetTRACKS Gold Shares * (Cost - $960,691)	1,227,747	1.93%

Cash Equivalents
5,839,121	First American Treasury Obligation Cl Y 4.76%**	5,839,121	9.17%
	(Cost - $5,839,121)

	Total Investments	63,942,920	100.39%
	(Cost - $53,525,391)

	Liabilities in Excess of Other Assets	(246,632)	-0.39%

	Net Assets	$ 63,696,288	100.00%

*Non-Income Producing Securities during the period.

** Variable rate security; the coupon rate shown

represents the rate at April 30, 2007.

The accompanying notes are an integral part of these

financial statements.

2007 Annual Report  8

Presidio Fund

Statement of Assets and Liabilities
April 30, 2007

Assets:
Investment Securities at Market Value	$ 63,942,920
(Identified Cost - $53,525,391)
Cash	62,588
Receivables:
Securities Sold	547,994
Fund Shares Sold	53,724
Dividends and Interest	34,281
Total Assets	64,641,507
Liabilities
Payables:
Administrative Fees	25,628
Management Fees	51,255
Securities Purchased	858,336
Fund Shares Redeemed	10,000
Total Liabilities	945,219
Net Assets	$ 63,696,288
Net Assets Consist of:
Paid In Capital	$ 52,044,163
Realized Gain on Investments - Net	1,201,596
Unrealized Appreciation in Value
of Investments Based on Identified Cost - Net	10,417,529
Net Assets, for 4,328,177 Shares Outstanding	$ 63,663,288
(Unlimited number of shares authorized without par value)
Net Asset Value and Redemption Price (Note 2)
Per Share ($63,696,288/4,328,177 shares)	$ 14.72
Minimum Redemption Price Per Share ($14.72 * 0.98)	$ 14.43

Statement of Operations
For the year ended April 30, 2007

Investment Income:
Dividends	$ 196,498
Interest	291,530
Total Investment Income	488,028
Expenses:
Administrative Fees	236,613
Management Fees (Note 3)	473,225
Total Expenses	709,838

Net Investment Loss	(221,810)

Realized and Unrealized Gain from Investments:
Net Realized Gain from Investments	1,347,227
Net Increase In Unrealized Appreciation from Investments	6,033,051
Net Realized and Unrealized Gain from Investments	7,380,278

Net Increase in Net Assets Resulting from Operations	$ 7,158,468

The accompanying notes are an integral part of these

financial statements.

2007 Annual Report  9

Presidio Fund

Statements of Changes in Net Assets
	For the year	For the period
	ended	ended
	April 30, 2007	April 30, 2006*
Increase (Decrease) in Net Assets From Operations:
Net Investment Income (Loss)	$ (221,810)	$ (92,547)
Net Realized Gain (Loss) from Investments	1,347,227	(65,952)
Unrealized Appreciation on Investments	6,033,051	4,384,478
Net Increase in Assets Resulting from Operations	7,158,468	4,225,979

Distributions to Shareholders	0	0

Capital Share Transactions:
Proceeds From Sale of Shares	24,591,691	32,537,603
Proceeds From Redemption Fees (Note 2)	1,037	0
Shares Issued on Reinvestment of Dividends	0	0
Cost of Shares Redeemed	(4,282,353)	(636,137)
Net Increase from Shareholder Activity	20,310,375	31,901,466

Total Increase	27,468,843	36,127,445

Net Assets at Beginning of Period	36,227,445	100,000
Net Assets at End of Period	$ 63,696,288	$ 36,227,445

Share Transactions:
Issued	1,874,352	2,829,617
Reinvested	0	0
Redeemed	(332,882)	(52,910)
Net increase in shares	1,541,470	2,776,707
Shares outstanding beginning of period	2,786,707	10,000
Shares outstanding end of period	4,328,177	2,786,707

Financial Highlights
Selected data for a share of capital stock outstanding throughout the period:	For the year	For the period
	ended	ended
	April 30, 2007	April 30, 2006*
Net Asset Value -
Beginning of Period	$ 13.00	$ 10.00
Net Investment Loss ***	(0.06)	(0.07)
Net Gains or Losses on Securities
(realized and unrealized)	1.78	3.07
Total from Investment Operations	1.72	3.00

Less Distributions	0.00	0.00

Net Asset Value -
End of Period	$ 14.72	$ 13.00
Total Return ****	13.23%	30.00%

Ratios/Supplemental Data

Net Assets - End of Period (Thousands)	63,696	36,227

Ratio of Expenses to Average Net Assets	1.50%	1.50%	**
Ratio of Net Income to Average Net Assets	-0.47%	-0.59%	**

Portfolio Turnover Rate	57.55%	29.50%

* May 3, 2005 (Commencement of investment operations) through April 30, 2006.
** Annualized
*** Per share amounts were calculated using the average shares method.
**** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions to shareholders, and is not annualized.

The accompanying notes are an integral part of these

financial statements.

2007 Annual Report  10

NOTES TO FINANCIAL STATEMENTS

PRESIDIO FUND

April 30, 2007

1.) ORGANIZATION

Presidio Fund (the "Fund") is a non-diversified series of the Presidio Funds (the "Trust"), which is registered under the Investment Company Act of 1940 as an open-end management   investment company. The Trust was organized in Ohio as a business trust on January 22, 2004, and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. At present, the Fund is the only series authorized by the Trust. The Fund commenced operations on May 3, 2005.  The Fund’s investment adviser is KCO Investments, Inc. (the “Adviser”). The Fund's investment objective is long-term growth of capital.

2.) SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION: Securities that are traded on any exchange or on the NASDAQ over-the-counter market generally are valued at the last quoted sale price. Lacking a last sale price, a security is generally valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being  valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of each fund are subject to a redemption fee of 2% if redeemed within 180 days of purchase. To discourage large and frequent short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund imposed the redemption fee. During the year ended April 30, 2007 proceeds from redemption fees were $1,037.

FOREIGN CURRENCY:  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign cur-

2007 Annual Report  11

Notes to the Financial Statements - continued

rencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

SHORT SALES:  The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security.  When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

OPTION WRITING:  When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

SECURITY LOANS:  The Fund may make long and short term loans of its portfolio securities to parties such as broker-dealers, banks or institutional investors.  The Fund would receive compensation in the form of fees, or it would retain a portion of interest on the investment of any cash received as collateral.  The Fund continues to receive interest or dividends on the securities loaned.  The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest.  Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.  The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

SECURITY TRANSACTION TIMING: Security transactions are recorded on a trade date basis.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment   companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

RECLASSIFICATIONS:  In accordance with SOP - 93-2, the Fund has recorded a reclassification in the capital account. As of April 30, 2007, the Fund has recorded a permanent book/tax difference of $142,131 from net investment loss to paid-in-capital.  This reclassification has no

2007 Annual Report  12

Notes to the Financial Statements - continued

impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and     disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

NEW ACCOUNTING PRONOUNCEMENTS: In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 "Fair Value Measurements."  This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements.  SFAS No. 157 applies to fair value measurements already required or permitted by existing standards.  SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.  As of April 30, 2007, the Fund does not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 - Accounting for Uncertainty in Income Taxes, that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that based on their technical merits, these positions have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements.

3.) MANAGEMENT AND SERVICES AGREEMENTS

The Fund has a management agreement with the Adviser (the "Management Agreement") to furnish continuous investment advisory services to the Fund, consistent with its objectives and policies. The Fund will pay the Adviser a monthly management fee based on the Fund's average daily net assets at the annual rate of 1.00%.  The Fund also has a services agreement with the Adviser (the "Services Agreement"), under which the Fund pays the Adviser a monthly fee based on the Fund's average daily net assets at the annual rate of .50% on assets up to $100 million and .40% on assets in excess of $100 million. Under the services agreement, the Adviser provides administrative and supervisory services as well as the services of a Chief Compliance Officer; and assumes all Fund operating expenses other than the management fee, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short) and extraordinary or non-recurring expenses. Kevin O'Boyle is the sole shareholder of the Adviser and also serves as a trustee/officer of the Fund. For the year ended April 30, 2007, the Adviser earned management fees totaling $473,225, of which $51,255 was still due to the Adviser at April 30, 2007.  For the same period the Adviser earned administrative fees of $236,613, of which $25,628 was still due to the Adviser at April 30, 2007.  Effective April 9, 2007, the Adviser implemented a reduction in the fees payable to the Adviser under the Services Agreement between the Trust and the Adviser.  The current Services Agreement provides for an annual fee of 50 basis points with a breakpoint at $100 million. The Adviser proposed amending the agreement to provide for an annual fee of 50 basis points on the first $75 million in net assets and 40 basis points on any net assets over $75 million.  The reduction was intended by the Adviser to serve as a measure of good faith of the Adviser's desire to reduce expenses and pass cost savings on to shareholders.

4.) INVESTMENT TRANSACTIONS

For the year ended April 30, 2007, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $41,953,210 and

2007 Annual Report  13

Notes to the Financial Statements - continued

$24,040,579 respectively.  Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

At April 30, 2007, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation                      (Depreciation)

            Net Appreciation (Depreciation)

$11,142,907                         ($741,474)                            $10,401,433

For Federal income tax purposes, the cost of investments, not including short-term investments, owned at April 30, 2007 was $53,541,487. The difference between book cost and tax cost consists of wash sales of $16,096.

5.) TAX MATTERS

As of April 30, 2007, the components of distributable earnings on a tax basis were as follows:

        Undistributed long term capital gain                        $   1,188,093

        Unrealized appreciation on investments                     10,401,433

The Fund did not pay a dividend distribution for the fiscal years ended April 30,  2006 and 2007.

6.) RELATED PARTY TRANSACTIONS

Kevin C. O’Boyle is the owner and control person of the Adviser and also serves as a trustee/officer of the Fund. This individual receives benefits from the Adviser resulting from management and administrative fees paid to the Adviser by the Fund.

The Trustees who are not interested persons of the Fund received, in aggregate, $9,000 in Trustee fees from the Adviser through  April 30, 2007.

2007 Annual Report  14

ADDITIONAL INFORMATION

(UNAUDITED)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

On April 9, 2007 the Board of Trustees considered the renewal of the Management Agreement.  In reviewing the Management Agreement, the Board of Trustees considered and evaluated the following factors: (i) the prior investment performance of the Adviser’s management; (ii) the nature, extent and quality of the services expected to be provided by the Adviser to the Fund;  (iii) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

As to the performance of the Fund, the materials provided to the Trustees included information regarding the Fund's performance compared to a group of funds of similar size, style and objective (the "Peer Group"), as well as a larger group of funds categorized by Morningstar as small blend funds.  The Trustees also received performance information for the Russell 2000 Index and the Dow Jones Wilshire 5000 Index.   The performance data was through the period ended December 31, 2006.  The Trustees noted that the Fund continued to perform well, having generated a 20.52% compounded annual return since inception, compared to 16.41% for the Peer Group, and 16.07% for the Russell 2000 Index.  The report also noted that the Fund posted a 12 month total return of 15.59%, whereas its Peer Group's 12 month total returns averaged 16.27% and the Dow Jones Wilshire 5000 Index's 12 month total returns averaged 15.77%.

As for the nature, extent and quality of the services provided by the Adviser, the Trustees analyzed the Adviser's experience and capabilities.  The Adviser reviewed and discussed with the Board the Adviser's ADV and the Code of Ethics certifications, and summarized the information provided to the Board regarding matters such as the Adviser's financial condition and background and investment management experience.  Furthermore, the Board reviewed the Adviser's financial information and discussed the Adviser's ability to meet its obligations under the Management Agreement.

As to the costs of the services to be provided, the Board reviewed the fees under the Management Agreement compared to the Peer Group.  The Fund's expense ratio of 1.50% was lower than its Peer Group's average expense ratio of 1.56%.  The Trustees then reviewed the management fee ratio of the Fund compared to its Peer Group and noted that the management fee ratio of 1.00% was above the category average of 0.87%, but within the range of its peers.  The Trustees also noted that the Fund has no front-end load, deferred-load, or 12b-1 expense.  The category average for front-end loads, deferred-loads and 12b-1 expenses were 1.07%, 0.70% and 0.33% respectively.  The Adviser indicated that it would consider adding advisory fee breakpoints in the future.  The Trustees concluded that the advisory fee was reasonable, and that the shareholders were receiving excellent value for the fees being paid.  The Trustees also reviewed a profit and loss analysis prepared by the Adviser that detailed the expenses paid by the Adviser on behalf of the Fund, and the total revenue derived by the Adviser from the Fund.  The Trustees concluded that the profits realized by the Adviser from its relationship with the Fund were low due to the startup nature of the Fund.

The Trustees then discussed the Services Agreement between the Trust and the Adviser under which the Adviser is compensated for providing non-advisory services to the Trust and under which it undertakes to pay Trust expenses.  The Board noted that the Adviser has implemented breakpoints in fees payable under the Services Agreement and concluded that the service fee breakpoints would benefit shareholders as the Fund grows.

Next, the independent Trustees met in executive session to discuss the continuation of the Advisory contract.  The officers of the Trust were excused during this discussion.

Upon reconvening the meeting, the Trustees reported that after further consideration, they were satisfied with the performance of the Fund.  They concluded that the nature and extent of services provided by the Adviser was consistent with the Board's expectations.  The Trustees also concluded that the Adviser has sufficient resources and had provided quality

2007 Annual Report  15

Additional Information (Unaudited) – continued

advisory services to the Fund.  The Board agreed that that the fees in the Management Agreement were reasonable.  The Trustees agreed that economies of scale from breakpoints in the services agreement fee will benefit shareholders as the Fund grows.  It was the consensus of the Trustees, including the independent Trustees, that renewal of the Management Agreement would be in the best interests of the Fund.

2007 Annual Report  16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

  of Presidio Fund,

  a Series of the Presidio Funds

We have audited the accompanying statement of assets and liabilities of the Presidio Fund, a Series of the Presidio Funds (the "Fund"), including the schedule of investments, as of April 30, 2007 and the related statements of operations, changes in net assets and financial highlights for the year then ended, and also the statement of changes in net assets and financial highlights for the period May 3, 2005 (commencement of investment operations) through April 30, 2006.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities and cash owned as of April 30, 2007, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Presidio Fund, a Series of the Presidio Funds as of April 30, 2007, the results of its operations and changes in its net assets and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania                                                         Sanville & Company

June 19, 2007

2007 Annual Report  17

TRUSTEES AND OFFICERS – Unaudited

The Board of Trustees supervises the business activities of the Trust.  The names of the Trustees and executive officers of the Trust are shown below.  Each Trustee serves until the Trustee sooner dies, resigns, retires or is removed.  Officers hold office for one year and until their respective successors are chosen and qualified. The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge upon request, by calling 1-800-595-3166. The Trustees and Executive Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

Name, Address(1), and Age	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee Or Officer
Kevin C. O'Boyle(2), Year of Birth: 1964 Rodney Y. Chen, Year of Birth: 1963	President, Secretary, Treasurer, Chief Financial Officer, Chief Compliance Officer, and Trustee Vice President	Since 2005 Since 2005

President of KCO Investments, Inc., a registered investment adviser (2005 - current), private investor (2004 - 2005), Senior Vice President of Aster Investment, Inc., a registered investment adviser (1994 - 2003)

Real estate development, (1996 - current).

				1 N/A	None N/A

Independent Trustees

Name, Address(1), and Age	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee Or Officer
Eric Gonzales, Year of Birth: 1967 John McGrath, Year of Birth: 1964 Eric H. Sussman, Year of Birth: 1966	Independent Trustee Independent Trustee Independent Trustee, Chairman of the Board	Since 2005 Since 2005 Since 2005

Chief Executive Officer, Ujogo (2006 - current), General Partner, DCM - Doll Capital Management, (2004 - 2005), Partner, DCM, (2000 - 2004), Principal, DCM, (2000).

Vice President and CFO, Network Equipment Technologies, (2001 -current).

President, Amber Capital, Inc., real estate investments, (1994 -current), Lecturer, UCLA, (1995 -current).

				1 1 1	None Endwave Corporation Causeway Capital Int'l Value Fund

(1)The address of each trustee and officer is c/o Presidio Fund, 726 Lake Street, San Francisco, CA 94118.

(2)Kevin C. O'Boyle is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of his affiliation with the Adviser.

2007 Annual Report  18

Board of Trustees

Eric Gonzales

John McGrath

Kevin O’Boyle

Eric Sussman

Investment Adviser

KCO Investments, Inc.

Counsel

Thompson Hine LLP

Custodian

U.S. Bank, NA

Dividend Paying Agent,

Shareholders' Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Fund Administrator

Premier Fund Solutions, Inc.

Independent Registered

Public Accounting Firm

Sanville & Company

This report is provided for the general information of the shareholders of the Presidio Fund.  This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

PRESIDIO FUNDS

1-800-595-3166

www.presidiofunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Eric Gonzales, John McGrath and Eric Sussman are audit committee financial experts. Mr. Gonzales, Mr. McGrath and Mr. Sussman are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d)  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 4/30/07	FYE 4/30/06
Audit Fees	$10,000	$8,400
Audit-Related Fees	$0	$0
Tax Fees	$1,100	$900
All Other Fees	$0	$1,000

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.

Nature of All Other Fees: Review of Semi-Annual Report and meeting attendance.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2)  None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)  The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant,  for the last two years.

Non-Audit Fees	FYE 4/30/07	FYE 4/30/06
Registrant	$1,100	$1,900
Registrant’s Investment Adviser	$0	$0

(h)  The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.   Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a)

The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

 (a)(1)

Code of Ethics. Filed herewith.

(a)(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification  pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Presidio Funds

By: /s/ Kevin C. O’Boyle

Kevin C. O’Boyle

President

Date:        07/02/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Kevin C. O’Boyle

Kevin C. O’Boyle

President

Date:        07/02/07

By: /s/ Kevin C. O’Boyle

Kevin C. O’Boyle

Chief Financial Officer

Date:        07/02/07